SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant     X
                               -----
     Filed by a Party other than the Registrant
                                                 ----
     Check the appropriate box:

        X   Preliminary Proxy Statement         Confidential, for Use of the
      ----                              ----    Commission Only
                                                (as permitted by Rule 14a-
                                                6(e)(2))

            Definitive Proxy Statement
      ----
            Definitive Additional Materials
      ----
            Soliciting Material Pursuant to
      ----  Section 240.14a-11(c) or Section 240.14a-12

                                 NORTHERN FUNDS
  ----------------------------------------------------------------------------


                (Name of Registrant as Specified in Its Charter)
  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      X   No fee required.
     ----
          Fee computed on table below per Exchange Act Rules
     ---- 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
  ----------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
  ----------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ----------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
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      (5) Total fee paid:
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          Fee paid previously with preliminary materials.
      ---
  ----------------------------------------------------------------------------

          Check box if any part of the fee is offset as provided by Exchange Act

      --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
  ----------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:
  ----------------------------------------------------------------------------

      (3) Filing Party:
  ----------------------------------------------------------------------------

      (4) Date Filed:
  ----------------------------------------------------------------------------

  XXXXX


                               [PRELIMINARY COPY]

                                 NORTHERN FUNDS

                                                                January __, 2000

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Northern Funds (the "Trust"), to be held on March ___, 2000 at 9:30 a.m., Chicago time, at the offices of [address].

     At this important meeting, you will be asked to consider and take action on the election of Trustees (Proposal 1) and the ratification of the selection of independent public auditors, Arthur Andersen LLP (Proposal 2). In addition, as described more fully in the Proxy Statement, you will be asked to approve a change in the organization of the Trust and certain amendments relating to the investment policies of the Trust's investment portfolios (the "Funds") (Proposals 3, 4 and 5). We believe that these proposals are important and will allow us to improve the Funds' operations.

     In particular, Proposal 3 recommends the tax-free conversion of the Funds into portfolios of a newly-formed Delaware business trust. This conversion will not result in any change to the assets, fees or investment policies of the Funds; however, the Trustees believe that organizing the Funds as portfolios of a Delaware business trust offers certain advantages. These advantages include a clear limitation on Shareholder liability and potential cost savings. The dollar value and number of Shares of your investment in a Fund will not be affected by the conversion.

     Proposal 4 recommends that you approve a new fundamental investment policy (and a related amendment to the Trust's Declaration of Trust) that will provide the Funds greater flexibility to invest in the securities of other investment companies. The Trustees believe that this increased flexibility offers the potential for greater efficiencies and will eliminate the need and expense of further Shareholder action in the future.

     Proposals 5(A)-(F) recommend amendments that are intended to modernize, standardize and clarify certain of the Funds' fundamental investment policies.

     You should carefully read the Proxy Statement that discusses each Proposal in detail. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached, and a form of Proxy is enclosed for your use for each Fund in which you are invested.

     The Trustees have unanimously recommended that Shareholders approve each Proposal to be acted upon at the Meeting.

     The continuing interest of Shareholders in the affairs of the Funds is gratefully acknowledged. Whether or not you expect to attend the meeting, it is important that your Shares be represented. Therefore, I urge you to vote FOR the nominees for election as Trustees and each of the other proposals contained in the Proxy Statement.

                                   Sincerely,



                                   [Name and Title]

ATTENTION INVESTMENT MANAGERS: IF YOU HAVE THE AUTHORITY TO VOTE SHARES OF THE FUND(S) TO WHICH THESE PROXY MATERIALS RELATE, PLEASE VOTE. IF YOU DO NOT HAVE THIS AUTHORITY, PLEASE FORWARD THESE MATERIALS TO YOUR CLIENT AT YOUR EARLIEST CONVENIENCE. THE NORTHERN FUNDS OFFER INVESTORS ACCESS TO THE NORTHERN TRUST COMPANY'S INVESTMENT ADVISORY SERVICES. THE NORTHERN TRUST COMPANY ALSO SERVES AS CO-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT TO THE NORTHERN FUNDS.

                               [PRELIMINARY COPY]

                                 NORTHERN FUNDS

                               MONEY MARKET FUNDS
                               MONEY MARKET FUND
                       U.S. GOVERNMENT MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND
                          MUNICIPAL MONEY MARKET FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND

                               FIXED INCOME FUNDS
                              U.S. GOVERNMENT FUND
                    SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                    CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                               FIXED INCOME FUND
                                TAX-EXEMPT FUND
                            ARIZONA TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                        INTERNATIONAL FIXED INCOME FUND
                           HIGH YIELD MUNICIPAL FUND
                          HIGH YIELD FIXED INCOME FUND

                                  EQUITY FUNDS
                               INCOME EQUITY FUND
                               STOCK INDEX FUND
                               GROWTH EQUITY FUND
                               SELECT EQUITY FUND
                                MARKETPOWER FUND
                              MID CAP GROWTH FUND
                              SMALL CAP INDEX FUND
                                 SMALL CAP FUND
                             SMALL CAP GROWTH FUND
                        INTERNATIONAL GROWTH EQUITY FUND
                        INTERNATIONAL SELECT EQUITY FUND
                                TECHNOLOGY FUND



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH __, 1999

     A Special Meeting of Shareholders (the "Meeting") of each investment portfolio referred to above (the "Funds") of Northern Funds (the "Trust") will be held on March __, 2000, at 9:30 a.m. (Chicago time) at the offices of [location] for the following purposes:

     (1)  With respect to the Trust, to elect twelve Trustees;

     (2) With respect to the Trust, to ratify or reject the selection of Arthur Andersen LLP as independent auditors of the Trust for the fiscal year ending March 31, 2000;

     (3) With respect to each Fund, to approve an Agreement and Plan of Reorganization pursuant to which each Fund will be reorganized as a portfolio of Northern Funds, a Delaware business trust;

     (4) With respect to each Fund, to approve a new fundamental investment policy regarding investments in other investment company securities and a related amendment to the Trust's Declaration of Trust;

     (5) With respect to each Fund, to approve amendments to the Fund's fundamental investment policies; and

     (6) To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO THE TRUST AND YOUR FUND(S).

     Shareholders of record of each Fund at the close of business on [date] will be entitled to vote at the Meeting or at any adjournment. The Proxy Statement and Proxy Card(s) are being mailed to Shareholders on or about January __, 2000.

     It is important that you return your signed and dated Proxy Card(s) promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                   By Order of the Board of Trustees
                                    of Northern Funds


                                   Jeffrey A. Dalke,
                                   Secretary

January __, 2000

     PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD(S) FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD(S) IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. A PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE INVESTED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE MAY SAVE THE TRUST THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                               [PRELIMINARY COPY]

                                 NORTHERN FUNDS


                               MONEY MARKET FUNDS
                               MONEY MARKET FUND
                       U.S. GOVERNMENT MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND
                          MUNICIPAL MONEY MARKET FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND

                               FIXED INCOME FUNDS
                              U.S. GOVERNMENT FUND
                    SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                    CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                               FIXED INCOME FUND
                                TAX-EXEMPT FUND
                            ARIZONA TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                        INTERNATIONAL FIXED INCOME FUND
                           HIGH YIELD MUNICIPAL FUND
                          HIGH YIELD FIXED INCOME FUND

                                  EQUITY FUNDS
                               INCOME EQUITY FUND
                                STOCK INDEX FUND
                               GROWTH EQUITY FUND
                               SELECT EQUITY FUND
                                MARKETPOWER FUND
                              MID CAP GROWTH FUND
                              SMALL CAP INDEX FUND
                                 SMALL CAP FUND
                             SMALL CAP GROWTH FUND
                        INTERNATIONAL GROWTH EQUITY FUND
                        INTERNATIONAL SELECT EQUITY FUND
                                TECHNOLOGY FUND



                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Trustees") of Northern Funds (the "Trust") to be used at a Special Meeting of Shareholders of the investment portfolios of the Trust listed above (the "Funds"). The Special Meeting will be held at the offices of [location], on March __, 2000, at 9:30 a.m. (Chicago time) for the purposes set forth in the accompanying Notice of Meeting. The Special Meeting and any adjournment is referred to as the "Meeting."

     The Trustees have fixed the close of business on [date] as the record date (the "Record Date") for determining the Shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the Record Date are entitled to one vote per Share at the Meeting.

     Appendix A sets forth the number of Shares of beneficial interest of each Fund outstanding as of January __, 2000. Appendix B sets forth the persons who owned beneficially more than 5% of the Shares of any Fund as of that date.

     Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust Company ("Northern Trust") and PFPC Inc. ("PFPC"), as well as by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Shares of the Funds. Northern Trust may engage an independent proxy solicitation firm to assist it in soliciting proxies.

     This Proxy Statement and accompanying Proxy(ies) are being first mailed to Shareholders on or about January __, 2000.

     The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders who are being solicited with respect to each proposal. In connection with each of the matters set forth in the attached Notice of Meeting, each Fund will either vote together with the other Funds or separately as indicated.


                         SUMMARY OF VOTING ON PROPOSALS

                PROPOSAL                          SHAREHOLDERS SOLICITED
                --------                          ----------------------
1.         Election of twelve Trustees.       The Trust with all Funds
                                              voting as a single class.

2.         Ratification of the selection
           of Arthur Andersen LLP as          voting as a single class.
           independent auditors for the
           fiscal year ending March 31,
           2000.

3.         Approval of an Agreement and       Each Fund voting separately.
           Plan of Reorganization
           pursuant to which each Fund
           will be reorganized as a
           portfolio of Northern Funds,
           a Delaware business trust.

4.         Approval of a new fundamental      Each Fund voting separately.
           investment policy regarding
           investments in other
           investment company securities
           and a related amendment to
           the Trust's Declaration of
           Trust.

5.(A)-(F)  Approval of amended                Each Fund voting separately.
           fundamental investment
           policies.

     The Trust will furnish, without charge, copies of the Funds' March 31, 1999 Annual Shareholders Report and September 30, 1999 Semi-Annual Report to any Shareholder upon request addressed to Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by telephone at 1-800-595-9111.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES
                                  (ALL FUNDS)

     The Northern Trust Company serves as investment adviser to the Trust and to the Northern Institutional Funds, each a mutual fund group. The Trustees of the Trust and Northern Institutional Funds have determined that it would be in the best interests of these two mutual fund groups for the same individuals to serve as the Trustees of both groups. Therefore, at the Meeting, Shareholders will be asked to consider the election of twelve Trustees, five of whom are currently Trustees of the Trust, six of whom are currently Trustees of Northern Institutional Funds and the twelfth is the President of Northern Trust Global Investments.

     Each elected Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of Shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or Shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (3) in accordance with the current by-laws of the Trust (which may be changed without Shareholder vote), on the last day of the semi-annual fiscal period of the Trust (currently these periods end on March 31 and September 30) in which the earlier of the following events occur: (a) the date a Trustee attains the age of 73 years; and (b) the twelfth anniversary of the date a Trustee first becomes trustee. Normally, there will be no meetings of Shareholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Additional Information _ Shareholder Proposals." The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without Shareholder approval.

     All Shares represented by valid Proxies will be voted in the election of Trustees for each Nominee named below, unless authority to vote for a particular Nominee is withheld. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. If a Nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board of Trustees may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information about each Nominee, including each Nominee's principal occupation or employment during the past five years. Messrs. Cline, Condon, Dixon, Dolan, English, Springer and Strubel and Ms. Guthman are deemed "non-interested persons" of the Trust as defined in the 1940 Act (the "Non-Interested Trustees").

                                                                      FIRST
    NAME, AGE AND               PRINCIPAL OCCUPATION OR               BECAME
POSITIONS WITH TRUST       EMPLOYMENT DURING LAST FIVE YEARS         TRUSTEE
---------------------      ---------------------------------         -------
Richard G. Cline, 64   Chairman, Hawthorne Investors, Inc. (a         To be
  Proposed Trustee      management advisory services and private    elected in
                        investment company) since 1996;                2000
                        Chairman, Hussman International, Inc. (a refrigeration company) since 1998;
                        Chairman and Chief Executive Officer of
                        NICOR Inc. (a diversified public utility holding company) from 1986 to 1995, and President, 1992-1993; Chairman, Federal
                        Reserve Bank of Chicago from 1992 to
                        1995, and Deputy Chairman from 1995 to
                        1996. Director: Whitman Corporation (a diversified holding company); Kmart
                        Corporation (a retailing company);
                        Ryerson Tull, Inc. (a metals
                        distribution company); and University of
                        Illinois Foundation.  Trustee: Northern
                        Institutional Funds.

Edward J. Condon,      Chairman of The Paradigm Group, Ltd. (a        To be
Jr., 59                 financial advisor) since July 1993; Vice    elected in
  Proposed Trustee      President and Treasurer of Sears,              2000
                        Roebuck and Co. (a retail corporation)
                        from February 1989 to July 1993; Member
                        of Advisory Board of Real-Time USA,
                        Inc.; Member of the Board of Managers of The Liberty Hampshire Company, LLC; Vice
                        Chairman and Director of Energenics
                        L.L.C. Director: University Eldercare,
                        Inc.; Financial Pacific Company.
                        Trustee:  Dominican University; Northern
                        Institutional Funds.

Wesley M. Dixon, 72    Director of Earl Kinship Capital                1994
  Trustee               Corporation since 1985; Vice Chairman
                        and Director of G.D. Searle & Co.
                        (manufacture and sale of food products
                        and pharmaceuticals) from 1977 to 1983
                        and President of G.D. Searle & Co. prior thereto.

William J. Dolan,     Partner of Arthur Andersen & Co. S.C.           1994
Jr., 67                 (accounting firm) from 1966 to 1989.
  Trustee               Financial Consultant, Ernst & Young from
                        1992 to 1993 and 1997.  Director:
                        Household Bank; First Central National
                        Life Insurance Company.

John W. English, 66    Private Investor; Vice President and Chief     To be
  Proposed Trustee      Investment Officer of The Ford              elected in
                        Foundation (a charitable trust) from           2000
                        1981 until 1993.  Trustee:  The China
                        Fund, Inc.; Select Sector SPDR Trust; WM
                        Funds; American Red Cross in Greater New
                        York; Mote Marine Laboratory; United
                        Board for Christian Higher Education in
                        Asia; Northern Institutional Funds.
                        Director:  University of Iowa
                        Foundation; Blanton-Peale Institutes of
                        Religion and Health; Community
                        Foundation of Sarasota County; Duke
                        Management Company; John Ringling Centre
                        Foundation.

Raymond E. George,     Senior Vice President and Senior Fiduciary      1994
Jr., 69<F1>             Officer of The Northern Trust Company
  Trustee               until his retirement in October 1993.

Sandra Polk Guthman,   President and Chief Executive Officer of   To be elected
55                      Polk Bros. Foundation (an Illinois not-      in 2000
  Proposed Trustee      for-profit corporation) from 1993 to
                        present; Director of Business
                        Transformation from 1992-1993, and
                        Midwestern Director of Marketing from
                        1988-1992, IBM Corporation. Director:
                        MBIA Insurance Corporation of Illinois;
                        MB Financial Corp. (a stock savings and
                        loan holding company).  Trustee:
                        Northern Institutional Funds.

Michael E. Murphy,     President of Sara Lee Foundation since          1998
63<F2>                  November 1997; Vice Chairman and Chief
  Trustee               Administrative Officer of Sara Lee
                        Corporation (consumer products) from
                        November 1994 to October 1997; Vice
                        Chairman and Chief Financial and
                        Administrative Officer of Sara Lee
                        Corporation from July 1993 to November
                        1994.  Director:  Payless Shoe Source,
                        Inc.; True North Communications, Inc.;
                        American General Corporation; GATX
                        Corporation; Bassett Furniture
                        Industries, Inc.

Mary Jacobs Skinner,   Partner in the law firm of Sidley &             1998
Esq., 42                Austin.
  Trustee<F3>

William H. Springer,   Vice Chairman of Ameritech (a                  To be
70                      telecommunications holding company) from    elected in
  Proposed Trustee      February 1987 until his retirement in          2000
                        August 1992; Vice Chairman, Chief
                        Financial and Administrative Officer of
                        Ameritech prior to 1987.  Director:
                        Walgreen Co. (a retail drug store
                        business); Baker, Fentress & Co. (a
                        closed-end, non-diversified management
                        investment company).  Trustee:  Northern
                        Institutional Funds; Goldman Sachs
                        Trust; Goldman Sachs Variable Insurance
                        Trust.

Richard P. Strubel,    President and Chief Operating Officer,         To be
60                      UNext.com since 1999; Managing Director,    elected in
  Proposed Trustee      Tandem Partners, Inc. (a privately held        2000
                        management services firm) from 1990 to
                        1999; President and Chief Executive
                        Officer, Microdot, Inc. (a privately
                        held manufacturing firm) from 1984 to
                        1994.  Director:  Gildan Activewear,
                        Inc.; Children's Memorial Medical
                        Center.  Trustee:  University of
                        Chicago; Northern Institutional Funds;
                        Goldman Sachs Trust; Goldman Sachs
                        Variable Insurance Trust.

Stephen B. Timbers,    President of Northern Trust Global             To be
55<F4>                  Investments, Northern Trust Corporation     elected in
  Proposed Trustee      since 1998; President, Chief Executive         2000
                        Officer and Director of Zurich Kemper
                        Investments from 1996 to 1998;
                        President, Chief Operating Officer and
                        Director of Kemper Corporation from 1992 to 1996; President and Director of Kemper Funds from 1990 to 1998;
                        Director:  LTV Corporation.

-------------------------------

<F1> Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
<F2> Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
<F3> Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust.
<F4> Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation.

     Messrs. Cline, George and Murphy have certain banking, custodial, investment management and financing arrangements with Northern Trust and its affiliates. Other Nominees and the organizations with which they are associated have had in the past, and may have in the future, similar arrangements. The Trust has been advised that such arrangements have been and are expected to be in the ordinary course of business and the terms of such arrangements have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers.

     Appendix C sets forth information regarding the Shares of the Funds owned beneficially, directly or indirectly, by the Nominees and the officers of the Trust.

INFORMATION CONCERNING MEETINGS OF TRUSTEES AND COMMITTEES

     Four meetings of the Trustees were held during the fiscal year ended March 31, 1999. No incumbent Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he or she was a member that were held during such year.

     At a meeting held on November 17, 1999, the Board of Trustees appointed an Audit Committee whose members are Mr. Dolan and James Cozad (an incumbent Trustee who will retire in March 2000). The functions performed by the Audit Committee are to: (1) consider matters pertaining to the Trust's books of account, financial records and internal accounting controls; (2) act as the principal liaison between the Board of Trustees and the Trust's independent auditors and make recommendations to the Board regarding the auditor's engagement and compensation; (3) ensure receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust; (4) meet with the independent auditors to review the scope and results of the audit; and (5) review annually the program established by the Trust and its service providers for monitoring compliance with their respective Codes of Ethics and internal conflict of interest guidelines. The Audit Committee is expected to hold its first meeting during the first [quarter] of year 2000.

     The Board of Trustees also has a standing nominating committee consisting of Messrs. Dixon, Dolan and Cozad. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Non-Interested Trustees. The Nominating Committee has selected and nominated the Non-Interested Trustees who are Nominees for election at the Meeting. The Board of Trustees, including the Non-Interested Trustees, are prepared to review nominations from Shareholders to fill any future vacancies of the Board in written communications delivered to the Trust at its address on page __.

REMUNERATION OF TRUSTEES

     Trustees, other than Mr. Timbers (if elected), are entitled to the following remuneration. The Chairman of the Board earns a quarterly retainer of $7,500 and each other Trustee earns a quarterly retainer of $6,250. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,250 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. In addition, each member of the Audit Committee earns a fee of $1,500 for each meeting attended and the Audit Committee Chairman earns a quarterly retainer of $1,250.

     The following table sets forth certain information about the compensation of each Trustee for the fiscal year ended March 31, 1999.


                            AGGREGATE         PENSION OR         AGGREGATE
                           COMPENSATION  RETIREMENT BENEFITS    COMPENSATION
                             FROM THE     ACCRUED AS PART OF   FROM THE FUND
NAME OF TRUSTEE<F1>           FUNDS         FUND EXPENSES       COMPLEX<F3>
-------------------        ------------   ------------------   --------------
Wesley M. Dixon, Jr.......   $27,500             $  0             $27,500
William J. Dolan, Jr......   $30,000             $  0             $30,000
Raymond E. George.........   $30,000             $  0             $30,000
Michael E. Murphy.........   $30,000             $  0             $30,000
Mary Jacobs Skinner<F2>...   $22,500             $  0             $22,500

<F1> This Table does not include $30,000 paid during the fiscal year ended March
     31, 1999 to James Cozad, who will retire from the Board of Trustees in March 2000 and $35,000 paid to the Trust's former Chairman, who retired in September 1999.
<F2> Ms. Skinner was appointed a Trustee on September 18, 1998.
<F3> The Fund Complex includes the Trust and Northern Institutional Funds.

OFFICERS

     The following table sets forth information with respect to the officers of the Trust. Each officer is elected by the Trustees. Each officer serves until his or her successor is duly elected by the Trustees or until his or her death, resignation, removal or disqualification.

                                                                     FIRST
   NAME, POSITION              PRINCIPAL OCCUPATION(S)              BECAME
       AND AGE                  DURING PAST FIVE YEARS              OFFICER
   --------------              -----------------------              -------
Jylanne M. Dunne, 39   Senior Vice President for Distribution        1999
  President             Services at PFPC Inc., formerly First
                        Data Investor Services Group, Inc.

Richard H. Rose, 43    Vice President and Division Manager of        1999
  Vice President        Mutual Fund Administration at PFPC.

Brian R. Curran, 32    Director of Fund Administration at PFPC       1999
  Treasurer             since 1997; Director of Fund
                        Administration at State Street Bank and
                        Trust Co. from February 1997 to October
                        1997; Senior Auditor at Price
                        Waterhouse L.L.P. February 1994 to
                        February 1997.

Judith E. Clear, 33    Client Treasury Manager of Mutual Fund        1999
  Assistant Treasurer   Administration at PFPC since 1997;
                        Compliance Manager at Citizens Trust
                        from 1994 to 1996.

Jeffrey A. Dalke, 49   Partner in the law firm of Drinker            1993
  Secretary             Biddle & Reath LLP.

Linda J. Hoard, 52     Counsel at PFPC since 1998; Attorney          1999
  Assistant Secretary   Consultant for Fidelity Investments,
                        Investors Bank & Trust Company and PFPC
                        from September 1994 to June 1998.

Therese Hogan, 36      Director of the State Regulation              1999
  Assistant Secretary   Department at PFPC.

     The Trust's officers (except Mr. Dalke) are employees of PFPC, the Trust's co-administrator. Certain of these officers hold comparable positions with other investment companies for which PFPC or an affiliate provides administrative services. As a result of the responsibilities assumed by PFPC and the Trust's investment adviser, custodian and transfer agent, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.


     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE LISTED ABOVE.

REQUIRED VOTE

     Because your Fund is a portfolio of the Trust, your vote will be counted together with the votes of Shareholders of the other portfolios of the Trust, voting as a single class in the election of Trustees. Election of each Nominee of the Trust requires a plurality of the Shares of the entire Trust voted at the Meeting. The twelve Nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted.


                                   PROPOSAL 2

                          RATIFICATION OR REJECTION OF
                       SELECTION OF INDEPENDENT AUDITORS
                                  (ALL FUNDS)

     As directed by the Trustees and required by the 1940 Act, the ratification or rejection of the selection of the independent auditors for the Trust's fiscal year ending March 31, 2000 is to be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy will vote for Arthur Andersen LLP, unless contrary instructions are given. If the selection of the Trust's independent auditors is not ratified by the Shareholders at the Meeting, the Board will reconsider such selection.

     The Trust's financial statements for the fiscal year ended March 31, 1999 were audited by Arthur Andersen LLP. In connection with its audit, Arthur Andersen LLP reviewed the Trust's annual reports to Shareholders and its filings with the Securities and Exchange Commission ("SEC"). In addition to audit services, Arthur Andersen LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

     At a meeting held on May 20, 1999, the Board of Trustees met with representatives of Arthur Andersen LLP to review the services of the independent auditors. At that meeting, the Trustees unanimously selected Arthur Andersen LLP as the Trust's independent auditors for its fiscal year ending March 31, 2000. A representative of Arthur Andersen LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the auditors, and the auditors have been given the opportunity to make a statement if they so desire.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE TRUST'S INDEPENDENT AUDITORS.

REQUIRED VOTE

     Because your Fund is a portfolio of the Trust, your vote will be counted together with the votes of Shareholders of the other portfolios of the Trust, voting as a single class on the ratification of independent auditors. Ratification of the independent auditors of the Trust requires the approval of a majority of the Shares of the Trust voted at the Meeting.


                                   PROPOSAL 3

                          APPROVAL OF AN AGREEMENT AND
                    PLAN OF REORGANIZATION PURSUANT TO WHICH
                      EACH FUND WILL BE REORGANIZED INTO A
                      SERIES OF A DELAWARE BUSINESS TRUST
                                  (ALL FUNDS)

GENERAL

     The Trustees have unanimously approved, subject to Shareholder approval, a proposal for the Trust (which is referred to in this Proposal 3 as the "Massachusetts Trust") on behalf of each Fund to effectuate the transactions set forth in an Agreement and Plan of Reorganization, Conversion and Termination (the "Plan of Reorganization") with a newly established Delaware business trust also named "Northern Funds" (the "Delaware Trust"). The Plan of Reorganization is attached to this Proxy Statement as Appendix D. The Plan of Reorganization provides for the conversion (the "Conversion") of each Fund from a separate series of the Massachusetts Trust into a corresponding separate series of the Delaware Trust. Each series of the Massachusetts Trust is referred to in this Proposal as a "current Fund." Consequently, if the Conversions are approved by Shareholders of each Fund of the Massachusetts Trust, all Funds currently in the Massachusetts Trust will become Funds of the Delaware Trust.

     The Trustees believe that a Delaware business trust as a form of organization offers certain advantages for mutual funds over a Massachusetts business trust. These advantages include greater flexibility in methods of voting and organization. A Delaware business trust also offers the advantages of a clearer limitation upon the liability of Shareholders and Trustees. In addition, the Trustees believe that the Declaration of Trust of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more modern than the Massachusetts Trust's organizational documents. For a summary comparison of the Massachusetts Trust's Declaration of Trust (the "Massachusetts Declaration of Trust") and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information About Massachusetts Business Trusts and Delaware Business Trusts" below.

     The Conversions will entail organizing the Delaware Trust, which will initially have 30 series, all corresponding to the current Funds (twenty-nine of which are referred to in this Proxy Statement and one of which is a new Fund, the Tax-Exempt Money Market Fund). Each series of the Delaware Trust that corresponds to a current Fund is referred to in this Proposal as a "successor Fund." To effect the conversion, each current Fund will transfer all of its assets and liabilities to the corresponding successor Fund. As consideration for the transfer of such assets and liabilities (together, "total assets"), each successor Fund will issue shares of beneficial interest ("successor Fund Shares") to the current Fund whose total assets it has acquired and such current Fund will distribute such successor Fund Shares pro rata to the current Fund Shareholders in exchange for their Shares. Upon completion of the Conversion, each Shareholder of the Delaware Trust will be the owner of full and fractional successor Fund Shares equal in number and aggregate net asset value as its Shares of the corresponding current Fund as of the date of the Conversion, and will have substantially the same redemption, liquidation and dividend rights as those offered by the current Funds. Like the current Fund Shares, the successor Fund Shares will have a per Share par value of $.0001 and will not have preemptive rights. Following the Conversion, each successor Fund will carry on the business of the corresponding current Fund. The successor Fund will have the same investment adviser, other service providers, fee and expense structure and investment objectives, policies and restrictions as the corresponding current Fund. Any change in the composition of the Board of Trustees and investment policies approved at the Meeting with respect to a current Fund will also apply to the corresponding successor Fund. There may be deemed a momentary technical inconsistency with certain of the policies and restrictions of a Fund (such as restrictions on investments in any one issuer and investments in other investment companies) during the Conversion. Approval of the Plan of Reorganization will also constitute approval to terminate the current Funds and the Massachusetts Trust.

     The Conversions will be accomplished on a tax-free basis, and the dollar value and number of Shares of your investment will not change.

REASONS FOR THE PROPOSED CONVERSION

     The Massachusetts Trust is organized as a Massachusetts business trust. As discussed above, the Trustees unanimously recommend Conversion of each Fund into a corresponding separate series of the Delaware Trust. The Trustees believe that organizing the Funds as series of the Delaware Trust offers certain advantages over maintaining them as series of the Massachusetts Trust.

     One advantage of a Delaware business trust is a clearer limitation of liability of Shareholders and Trustees for the obligations of the trust. The Delaware Business Trust Act (the "Delaware Act") expressly limits the liability of Delaware business trust Shareholders for the debts or obligations of the business trust to the same extent as for stockholders of for-profit Delaware corporations. Similarly, the Delaware Act provides that a series of a Delaware business trust will not be liable for the debts or obligations of any other series of the business trust. Under Massachusetts law, there are no comparable statutory provisions. Although the possibility of incurring these types of liability may be remote under Massachusetts law, the above provisions of the Delaware Act provide greater certainty and protection against Shareholder liability and the liability of one business trust series for the debts or obligations of another series. However, it is possible that, under certain circumstances, courts in some states may not enforce limited liability for Delaware business trust Shareholders. Similarly, Delaware law clearly protects a Trustee from liability for the obligations of the business trust, which may help the Delaware Trust attract and retain qualified Trustees in the future.

     Second, the Trustees believe that the Delaware business trust form of organization will enable the successor Portfolios to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between Shareholders and a Delaware business trust. The Trustees may take advantage of this provision in the future to improve Shareholder voting procedures and reduce associated costs.

     Third, Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. The establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by Shareholders.

BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION

     [The Trustees discussed the proposed Conversions preliminarily at a meeting held on November 17, 1999 and in greater detail at a meeting held on January 20, 2000. At the latter meeting, after considering the matters discussed above, the Trustees unanimously approved the adoption of the Plan of Reorganization and determined that the Conversions: (1) are in the best interest of the Funds and
(2) will not result in dilution of the interests of the Shareholders of any Fund. In addition, the Trustees unanimously voted to recommend to the Shareholders of each Fund that they approve the Plan of Reorganization and the transactions contemplated thereunder.] In taking such action and making such recommendation, the Trustees took into consideration the fact that the Conversions may provide operational efficiencies and additional managerial flexibility to the Trustees. The Trustees believe that the Conversions will be beneficial to present Shareholders of the Funds as well as to potential investors.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE PLAN OF REORGANIZATION PROVIDING FOR THE CONVERSION OF EACH FUND FROM A SERIES OF THE MASSACHUSETTS BUSINESS TRUST TO A SERIES OF THE DELAWARE BUSINESS TRUST.

VOTE REQUIRED TO APPROVE PLAN OF REORGANIZATION

     Approval of the Plan of Reorganization as to each Fund requires the affirmative vote of a majority of the Shares of that Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding Shares of a Fund means the vote of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the Shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding Shares of the Fund (a "1940 Act Majority"). The Plan of Reorganization provides that in the event the Plan is approved with respect to some but not all of the Funds, the Board of Trustees of the Trust may, in the exercise of its sole discretion, determine to either abandon the Plan of Reorganization with respect to all of the Funds or direct that the transactions thereunder be consummated to the extent it deems advisable and to the degree the transactions may be lawfully effected. If the Plan is approved with respect to some but not all Funds, it is the current intention of the Trust to abandon the Plan of Reorganization with respect to all Funds.

     A vote FOR the Conversion will authorize each current Fund, as the sole Shareholder of its corresponding successor Fund (1) to elect as Trustees of the Delaware Trust (if Proposal 1 is approved), Messrs. Cline, Condon, Dixon, Dolan, English, George, Murphy, Springer, Strubel and Timbers and Mmes. Guthman and Skinner (see Proposal 1); (2) to ratify the selection of Arthur Andersen LLP as the Delaware Trust's independent auditors (see Proposal 2); (3) to approve an investment advisory agreement for each successor Fund that is substantially the same as each current Fund's investment advisory agreement; and (4) to approve fundamental investment policies for the successor Funds which, to the extent, Proposals 4 and 5 are approved, will be the same as the current fundamental investment policies in effect for the Funds, as amended by such proposals. If the Conversions are approved but a proposed change described in Proposals 4 and/or 5 is not approved by a Fund's Shareholders, the proposed change that is not approved will not be implemented for the successor Fund.

SUMMARY OF THE PLAN OF REORGANIZATION

     The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the Plan of Reorganization, which is attached to this Proxy Statement as Appendix D.

     On the closing date of its Conversion (the "Closing Date"), each current Fund will transfer all of its assets to its corresponding successor Fund in exchange for the assumption by the successor Fund of all the liabilities of that current Fund and the issuance to that current Fund of Shares of beneficial interest of that successor Fund ("successor Fund Shares") equal to the value (as determined by using the procedures in the current Prospectuses) on the date of the exchange of that current Fund's net assets. Immediately thereafter, each current Fund will liquidate and distribute successor Fund Shares to each current Fund Shareholder's account pro rata in proportion to such current Fund Shareholder's beneficial interest in the current Fund ("current Fund Shares") in exchange for such current Fund Shares. In these exchanges, a successor Fund will issue the appropriate number of successor Fund Shares of each class of Shares that currently is outstanding, so that the current Fund will distribute, and holders of a particular class of current Fund Shares will receive, the same number of successor Fund Shares of the same class. As soon as practicable after this distribution of successor Fund Shares, each current Fund will be wound up and terminated. Certificates evidencing full or fractional successor Fund Shares will not be issued. Upon completion of the Conversion, each current Fund Shareholder will be the owner of full and fractional successor Fund Shares equivalent in number, class and aggregate net asset value to the Shareholder's current Fund Shares immediately before the Conversion.

     Assuming the Plan of Reorganization is approved, it is currently contemplated that the Conversions will become effective during the first half of year 2000 or as soon thereafter as possible.

     If, at any time before the Closing Date of the Conversions, the Trustees determine that it would not be in the best interest of the Massachusetts Trust or the Shareholders to proceed with the Conversions, the Conversions will not go forward, notwithstanding the approval of the Conversions by the Shareholders at the Meeting. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of current Fund Shareholders.

EXPENSES OF THE CONVERSIONS

     Each Fund will bear its own expenses associated with the transactions contemplated by the Plan of Reorganization, except that Northern Trust and correspondent banks, brokers and other entities that have entered into Shareholder Servicing Agreements with the Trust will bear all mailing expenses in connection with the solicitation of proxies on behalf of the Funds. See "Additional Information _ Manner and Cost of Proxy Solicitation" below. In the event that the Conversions are completed, such expenses will be assumed by each successor Fund. It is currently estimated that the aggregate expenses of the Conversions will be approximately $________, which will be allocated among the Funds.

TAX CONSEQUENCES OF THE CONVERSIONS

     It is a condition to the consummation of the Conversions that the Massachusetts Trust and the Delaware Trust receive on or before the Closing Date an opinion from Drinker Biddle & Reath LLP, counsel to the Massachusetts Trust and the Delaware Trust, substantially to the effect that, among other things, for federal income tax purposes, each Conversion will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by each current Fund, each successor Fund, and the Shareholders of each current Fund upon (1) the transfer of a current Fund's assets to the corresponding successor Fund in exchange solely for such successor Fund's Shares and the assumption by such successor Fund of that current Fund's liabilities, or
(2) the distribution in liquidation by the current Fund of such successor Fund Shares to the current Fund Shareholders in exchange for their current Fund Shares. The opinion will further provide, among other things, that in counsel's view (1) the tax basis of the successor Fund Shares to be received by each current Fund Shareholder will be the same as that of his or her current Fund Shares surrendered in exchange therefor, and (2) each current Fund Shareholder's tax holding period for his or her successor Fund Shares will include such Shareholder's tax holding period for the current Fund Shares surrendered in exchange therefor, provided that such current Fund Shares were held as capital assets on the date of the exchange.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

     The Delaware Trust's transfer agent will establish accounts for all current Fund Shareholders containing the appropriate number and class of successor Fund Shares to be received by that Shareholder under the Plan of Reorganization.
Such accounts will be identical in all material respects to the accounts currently maintained by the Funds for each Shareholder. No action by a Shareholder will be necessary in order to continue any automatic investment plans currently maintained by a current Fund Shareholder.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

     Except as noted below, Northern Trust, 50 South LaSalle Street, Chicago, Illinois 60675, currently serves as investment adviser, transfer agent and custodian for all the Funds of the Massachusetts Trust and will serve in the same capacity for the corresponding Funds of the Delaware Trust. Northern Trust Quantitative Advisors, Inc., 50 South LaSalle Street, Chicago, Illinois 60675, serves as investment adviser for the Stock Index, Small Cap Index and Small Cap Funds of the Massachusetts Trust and will serve in the same capacity for the corresponding Funds of the Delaware Trust. The Delaware Trust will adopt investment advisory, transfer agency and custody agreements with respect to each successor Fund that will be identical, in all material respects, to the agreements in effect for the Funds immediately before the Conversions.

INDEPENDENT PUBLIC AUDITORS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, are presently the independent public auditors for the Massachusetts Trust, and will continue to be the independent public auditors for the Funds, subject to required ratification (see also Proposal 2).

DISTRIBUTION AND CO-ADMINISTRATION AGREEMENTS

     The Delaware Trust will adopt distribution and co-administration agreements with respect to the Shares of each successor Fund. The terms of the distribution and co-administration agreements will be identical, in all material respects, to the Funds' existing agreements.

DISTRIBUTION AND SERVICE PLANS

     The Delaware Trust will adopt a Distribution and Service Plan and a Service Plan with respect to each Fund. The terms of the plans, including the fees payable thereunder, will be identical in all material respects to the Funds' existing plans. Pursuant to the plans, the Delaware Trust on behalf of each successor Funds' will assume the corresponding current Fund's obligations under agreements with banks, corporations, brokers, dealers and other financial institutions that act as "Service Organizations."

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT

     The following is a summary of certain provisions of the Delaware Trust Instrument.

     Series and Classes. As discussed above, the Delaware Trust Instrument permits the Delaware Trust to issue series of its shares of beneficial interest (referred to as "Shares") which represent interests in separate portfolios of investments, including the successor Funds. The Delaware Trust is also authorized to issue multiple classes of all series. Similarly, the Massachusetts Declaration of Trust permits the issuance of separate series and multiple classes of Shares representing interests in the same Fund. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Trustees of both the Delaware Trust and the Massachusetts Trust are able to authorize the issuance of additional series or classes of Shares without prior Shareholder approval.

     Limitations on Derivative Actions. In addition to the requirements of Delaware law, the Delaware Trust Instrument provides that a Shareholder of the Delaware Trust may bring a derivative action on behalf of the Delaware Trust only if the following conditions are met: (1) Shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding Shares of the Delaware Trust, or 10% of the outstanding Shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (2) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Delaware Trust Instrument also provides that no person, other than the Trustees, who is not a Shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Delaware Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. The Massachusetts Trust Instrument provides that no person other than the Trustees, who is not a Shareholder of a particular series or class, may bring a derivative action, suit or proceeding on behalf of that series or class.

     Shareholder Meetings and Voting Rights. The Delaware Trust is not required to hold annual meetings of Shareholders and does not intend to hold such meetings. In the event that a meeting of Shareholders is held, each Share of the Delaware Trust will be entitled, as determined by the Trustees without the vote or consent of Shareholders, either to one vote for each Share or to one vote for each dollar of net asset value represented by such Shares on all matters presented to Shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Delaware Trust will vote separately from each other. Shareholders of the Delaware Trust do not have cumulative voting rights in the election of Trustees. The Shareholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or may be required by law.

     The Massachusetts Trust is not authorized to use dollar-based voting. Instead, each Shareholder has one vote for each Share held, regardless of its net asset value per Share. This can have the effect of providing series with a lower net asset value per Share, such as money market funds, with a voting interest that is disproportionate to their economic interest. Like the Delaware Trust Instrument, the Massachusetts Declaration of Trust also limits the number of matters on which Shareholders are entitled to vote.

     Indemnification. The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Delaware Trust Instrument provides that, if any Shareholder or former Shareholder of any series is held personally liable solely by reason of being or having been a Shareholder and not because of the Shareholder's acts or omissions or for some other reason, the Shareholder or former Shareholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust, acting on behalf of any affected series, must, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. The Massachusetts Declaration of Trust includes similar provisions.

     Termination. The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust (1) by a majority of the affected Shareholders at a meeting of Shareholders of the Delaware Trust, series or class; or (2) by a majority of the Trustees without Shareholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its Shareholders. The Massachusetts Declaration of Trust includes similar provisions.

     Merger, Consolidation, Sale of Assets, Etc. The Delaware Trust Instrument authorizes the Trustees, without Shareholder approval (except as stated in the next paragraph), to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust, or any series thereof. The Massachusetts Declaration of Trust includes similar provisions (except for those stated in the next paragraph).

     The Delaware Trust Instrument authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the Shareholders of any class into one or more separate groups and to provide for the different treatment of Shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of Shareholders that are so classified.

     Amendments. The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a Shareholder vote. However, Shareholders of the Delaware Trust have the right to vote on any amendment (1) that would adversely affect the voting rights of Shareholders; (2) that is required by law to be approved by Shareholders; (3) that would amend the voting provisions of the Delaware Trust Instrument; or (4) that the Trustees determine to submit to Shareholders. The Massachusetts Declaration of Trust includes similar provisions.

     Series of Trustees. The Trustees may appoint separate Trustees with respect to one or more series or classes of the Delaware Trust's Shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (1) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Delaware Trust; (2) may have, to the exclusion of any other Trustee of the Delaware Trust, all the powers and authorities of Trustees under the Delaware Trust Instrument with respect to such series or class; and/or (3) may have no power or authority with respect to any other series or class. The Massachusetts Declaration of Trust does not permit the election of separate Trustees for a series or class. The Trustees are not currently considering the appointment of Series Trustees for the Delaware Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT MASSACHUSETTS BUSINESS TRUSTS AND DELAWARE BUSINESS TRUSTS

     Shareholder Liability

     Generally, Delaware business trust Shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Act entitles a Shareholder of a Delaware business trust to the same limitation of liability as is available to Shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust Shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a Shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware Trust Shareholders to liability. To offset this risk, the Delaware Trust Instrument (1) contains an express disclaimer of Shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Delaware Trust or its Trustees and (2) provides for indemnification out of the property of the applicable series of the Delaware Trust of any Shareholder held personally liable for the obligations of the Delaware Trust solely by reason of being or having been a Shareholder and not because of the Shareholder's acts or omissions or for some other reason. Thus, the risk of a Delaware business trust Shareholder incurring financial loss beyond his or her investment because of Shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Delaware Trust is unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust Shareholder is extremely remote.

     Unlike Delaware, in Massachusetts there is no statute relating to business trusts that entitles Shareholders of a Massachusetts business trust to the same limitation of liability as is extended to Shareholders of a Massachusetts corporation. Shareholders of a Massachusetts business trust may, therefore, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts business trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of Shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts business trust or its Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, the Trustees believe the risk of Shareholder liability is also remote for Shareholders of the Massachusetts Trust.

     Liability of Trustees

     The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a Shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Massachusetts Declaration of Trust provides that its Trustees will not be liable for errors of judgment or mistakes of fact or law, subject to substantially the same provisions concerning bad faith, gross negligence and reckless disregard as those described above.


                                   PROPOSAL 4

                      APPROVAL OF A NEW FUNDAMENTAL POLICY
                   REGARDING INVESTMENTS IN OTHER INVESTMENT
                            COMPANY SECURITIES AND A
                            RELATED AMENDMENT TO THE
                       MASSACHUSETTS DECLARATION OF TRUST
                                  (ALL FUNDS)

GENERAL

     The Funds are currently authorized to invest in securities issued by other investment companies when consistent with their respective investment objectives and policies. The proposed new fundamental policy will broaden this authority in two respects. First, the new policy will allow each Fund to invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same fundamental objective, policies and restrictions as the Fund. Second, the new policy will otherwise permit each Fund to purchase the securities of other investment companies to the full extent permitted under Section 12 (or any other provision) of the 1940 Act and any regulation or order of the SEC notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control).

     Background. Several mutual funds have developed so-called master-feeder structures under which they invest all their assets in a single pooled investment (a "Pooled Portfolio"), which is also usually a registered investment company. For example, funds offering different types of shareholder services might pool their investments. This structure allows several funds with different features, but substantially the same investment objective, restrictions and policies, to combine their investments instead of managing them separately. If approved by Shareholders at the Meeting, the Proposal will allow the Funds to use this structure through the adoption of the proposed new fundamental investment policy and a related amendment to the Massachusetts Declaration of Trust. The Delaware Trust Instrument would also permit the Funds to use this structure, but if the proposal is not adopted the Funds would not utilize this master-feeder flexibility.

     In addition, under Section 12 of the 1940 Act the Funds are currently allowed to make other investments in the securities of other investment companies (not using the master-feeder structure) so long as not more than 3% of the total outstanding stock of any investment company is owned by the Funds and their affiliated persons (as defined in the 1940 Act) immediately after a purchase is made. Investments by the Funds (except the International Fixed Income, Florida Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, MarketPower, Tax-Exempt Money Market, Short-Intermediate U.S. Government, Small Cap Index, Small Cap Growth, Mid Cap Growth, High Yield Municipal and High Yield Funds) in other investment companies are, however, currently limited by certain fundamental investment restrictions, including restrictions that limit the amount of assets that a Fund may invest in any single investment company and in investment companies generally. If the Proposal is approved by Shareholders at the Meeting, each Fund will be authorized to make these investments to the full extent permitted by the 1940 Act and the SEC.

     Purpose of the Proposal. Northern Trust regularly reviews various options for structuring mutual funds. A primary purpose of investing in a Pooled Portfolio is to achieve possible operational efficiencies. While neither the Board of Trustees nor Northern Trust has determined that any Fund should invest in a Pooled Portfolio, the Trustees believe that it could be in the best interests of the Funds to adopt such a structure to allow for investing by one or more of the Funds in a Pooled Portfolio at a future date.

     At present, some of the Funds' fundamental investment restrictions and policies may prevent a Portfolio from investing all of its assets in another investment company. To avoid the costs associated with a subsequent Shareholder meeting, the Trustees recommend that Shareholders of each Fund vote to permit the assets of such Fund to be invested in a Pooled Portfolio, without an additional vote of Fund Shareholders, if the Trustees determine in the future that the adoption of a master-feeder structure is in the best interest of the Fund and its Shareholders. If Shareholders approve this Proposal, any fundamental and non-fundamental restrictions and policies of the Funds that currently prohibit investment in securities of a single investment company would be appropriately modified to permit investment in Pooled Portfolios. These policies include, for example, the restrictions concerning a Fund acting as an underwriter and a Fund's investments in: (1) the securities of any one issuer;
(2) securities of any issuer if more than 10% of such issuer's voting securities are held by a Fund; (3) companies for purposes of control; and (4) issuers in any one industry.

     A Fund's methods of operation and Shareholder services would not necessarily be materially affected by its investment in Pooled Portfolios, except that the assets of the Fund would be managed as part of a larger pool.
If a Fund invested all of its assets in a Pooled Portfolio, it is currently anticipated that the Fund would hold only a single investment security and the Pooled Portfolio would directly invest in individual investment securities. The investment advisory and other services provided to a Fund by Northern Trust or its affiliates could continue to be provided by Northern Trust or its affiliates, but the investment advisory services would normally be provided to and paid for by the Pooled Portfolio rather than the Fund. The Trustees would retain the right to withdraw the Fund's investment from the respective Pooled Portfolio at any time. The Fund would then resume investing directly in securities as it does currently.

     At present, the Trustees are not considering any proposal that any of the Funds adopt a master-feeder structure. The Trustees will authorize investing a Fund's assets in a Pooled Portfolio only if they determine that pooling is in the best interests of a Fund and its Shareholders and if they determine that the investment will not have material adverse tax or other consequences to the Fund or its Shareholders. In determining whether a Fund should invest in a Pooled Portfolio, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Portfolio if doing so would increase costs to Shareholders, unless they perceive a corresponding increase in benefits to Shareholders. There is no assurance that cost reductions or increased efficiencies will be achieved.

     Northern Trust and its affiliates may benefit from the use of a Pooled Portfolio if overall assets are increased since Northern Trust's fees under its existing agreements are based, in part, on the amount of those assets. Also, Northern Trust's or its affiliates' expenses of providing investment and other services to a Fund may be reduced.

     As stated above, the proposal will also allow the Funds to make other investments in the securities of other investment companies (not using the master-feeder structure) to the full extent permitted by the 1940 Act and the SEC. For example, although the 1940 Act permits each Fund to make such investments so long as not more than 3% of the total outstanding stock of any investment company is owned by the Fund and its affiliated persons, the fundamental investment restrictions of each Fund (except the Funds listed previously) provide that a Fund must limit its investments so that, with respect to 75% of its total assets, not more than 5% will be invested in the securities of any one issuer (with certain exceptions). The Board of Trustees believes that the removal of these restrictions with respect to investments in other investment company securities may be advantageous to the Funds. For example, a Fund that seeks to invest in foreign securities may choose to invest in World Equity Benchmark Shares/SM ("WEBS"), which are issued by a registered investment company that invests directly in foreign issuers. Although Northern Trust anticipates that the investments of the Funds in investment company securities will not exceed 25% in the foreseeable future, the proposal, if approved, will give the Funds this latitude should Northern Trust deem the investments appropriate. As an investor in other investment companies, a Fund would indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies in addition to the fees and expenses paid directly by the Fund.

PROPOSED FUNDAMENTAL POLICY AND RELATED AMENDMENT TO THE DECLARATION OF TRUST

     In order to provide the Funds greater authority to invest in the securities of other investment companies as discussed above, the Trustees recommend that the Shareholders of each Fund approve the following fundamental policy:

     Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may:
     (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

     The Trustees also recommend that the Shareholders approve the following amendment to the Massachusetts Declaration of Trust:

     Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies or pooled portfolios. Any such other investment company or pooled portfolio may (but need not) be a trust (formed under the laws of any state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, cause a Series that is organized in the master-feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

BOARD OF TRUSTEES EVALUATION AND RECOMMENDATION

     [At a meeting held on January 20, 2000, after considering the matters discussed above and other matters deemed to be relevant, the Trustees unanimously adopted and voted to recommend to the Shareholders that they approve the proposed new fundamental investment policy and related amendment to the Massachusetts Declaration of Trust set forth above.] In taking such action and making such recommendations, the Trustees took into consideration that the proposed modifications may provide operational and investment efficiencies and facilitate the introduction of new investment portfolios of the Trust and, thereby, increase the investment options available to Shareholders.

     Except as described in this Proxy Statement, approval of this Proposal 4 will not change any of the investment programs and services or operations that are described in the Funds' current Prospectus and this Proxy Statement.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE A NEW FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANY SECURITIES AND A RELATED AMENDMENT TO THE DECLARATION OF TRUST.

REQUIRED VOTE

     In order for the new fundamental investment policy and related amendment to the Massachusetts Declaration of Trust to be effective for a Fund, they must be approved by the affirmative vote of a 1940 Act Majority of that Fund's outstanding Shares (described in Proposal 3). If they are not approved with respect to a Fund, the new fundamental investment policy and related amendment will not be effective for that Fund.


                               PROPOSALS 5(A)-(F)

                      AMENDMENT OF THE FUNDS' FUNDAMENTAL
                              INVESTMENT POLICIES
GENERAL

     The Trustees recommend to the Shareholders of each Fund that they approve proposals to amend certain of the Funds' fundamental investment policies. These investment policies may be changed by a Fund only with the approval of a 1940 Act Majority of the outstanding Shares of that Fund.

     One reason for the proposals is to adopt insofar as possible a uniform statement of fundamental investment policies for the mutual funds advised by Northern Trust. This uniformity will facilitate comparison of different Funds' investment policies as well as administration of the policies. The proposals would also result in a clearer and simpler statement of these policies.

     Another reason for amending the Funds' investment policies is to delete policies that were adopted in response to state "Blue Sky" laws and regulations limiting certain types of investment company practices and investments. States no longer have the power to enforce these restrictions, and the elimination of the restrictions may increase investment management flexibility for the Funds.

     An additional reason for amending Funds' investment policies is to provide the Funds with the flexibility to implement an interfund lending program if the Trustees determine this is desirable in the future and, generally, to ensure that the Funds have the maximum borrowing flexibility that is possible under the 1940 Act.

     The following is a summary of the proposed changes to the Funds' fundamental investment policies. The policies are summarized individually below and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that Shareholders approve each of the proposals.


                                 PROPOSAL 5(A)

                        INVESTMENT POLICY ON COMMODITIES
                                  (ALL FUNDS)

     The 1940 Act requires that the Funds have a fundamental investment policy regarding investments in commodities. While the Funds do not invest in physical commodities or commodity contracts, the Funds (other than the money market Funds identified below) may enter into financial futures contracts, options on futures and, in certain cases, currency contracts. Any financial futures contract or related option is currently considered to be a commodity contract. As a result of the continuing development of new types of investment products, it is possible that other types of financial instruments may also be deemed to be commodity contracts in the future.

     The Funds' current fundamental investment policy regarding commodities provides that no Fund may "purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs or leases, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, and (other than the money market Funds identified below) may enter into futures contracts and related options and forward currency exchange contracts in accordance with its investment objective and policies." The Trust's "money market" Funds are the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Tax-Exempt Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund.

     The proposed amended fundamental investment policy is intended to provide a standardized policy for all of the Funds. It is also intended to ensure that the Trust's money market Funds are able to continue to enter into financial futures contracts and related options for hedging and other permissible purposes in the future, and to clarify that other types of financial instruments and contracts are not permitted.

     In addition, the proposed policy eliminates the existing restriction regarding investments in oil, gas and other mineral exploration or development programs. This restriction was previously imposed by state law and is no longer required. Its elimination is not expected to have a material effect on the Funds' investment practices.

     As amended, each Fund's fundamental investment policy with respect to commodities would be as follows:

          The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.


                                 PROPOSAL 5(B)

                  INVESTMENT POLICIES ON BORROWING AND LENDING
                                  (ALL FUNDS)

     The Board of Trustees is recommending that Shareholders approve amendments to the Funds' fundamental investment policies on borrowing and lending to: (1) permit the Funds to implement an interfund lending program if and when approved by the Trustees and the SEC; and (2) ensure that the Funds have the maximum borrowing flexibility allowed by law. This Proposal applies to each Fund except the Market Command Fund, which currently has policies like the one proposed below.

     Interfund Lending Program.  Under their current investment policies, the
     -------------------------
Funds are permitted to borrow from banks but not (with limited exceptions) from other Funds or persons. Under an interfund lending program, a Fund could borrow from other affiliated investment companies if it made good sense. For example, if available cash is insufficient to meet Shareholder redemptions, it may be advantageous for a Fund to borrow money for a short time instead of raising cash by selling portfolio securities, which could be disruptive to the Fund's investment strategy. In this circumstance, an interfund lending program could benefit a Fund by facilitating its flexibility to use the most cost-effective alternative to satisfy these short-term borrowing requirements. In particular, a Fund needing cash may be able to obtain lower interest rates through an interfund lending program, and a Fund lending the cash may be able to obtain a higher interest rate than it may obtain on alternative short-term investments (such as the rates on repurchase agreements). In this manner, an interfund lending program could match the borrowing and lending needs of different Funds. Specifically, the interfund lending program could allow the Funds' investment advisers, on any given day, to match the Funds wishing to borrow money to satisfy redemption requests and the Funds with available money to lend. By arranging loans between the matched Funds instead of banks, the Funds may be able to borrow money more cost-effectively and lend money more profitably. Interfund lending would be permitted only if the terms are at least as favorable as the terms a Fund could otherwise negotiate with a third party and if a transaction is conducted in accordance with safeguards imposed by the SEC on interfund lending programs.

     When one Fund lends money to another Fund, the lending Fund will be subject to the credit risk that the borrowing Fund may fail to repay the loan. However, the Funds presently face similar risks when lending money to unaffiliated companies. The Trustees believe that the risks presented by an interfund lending program will be minimal. If a Fund borrows or lends money through the program, the borrowing or lending activity must be consistent with the Fund's investment objective and investment policies.

     The Trustees have not decided whether to implement an interfund lending program for the Funds. However, in order to avoid the expense of another possible Shareholder meeting in the future to consider this issue, the Trustees are recommending that Shareholders approve an amendment to the Funds' fundamental investment policies at the Meeting to provide the flexibility for interfund lending.

     In order for the Funds to engage in an interfund lending program, regulatory approval of the SEC will also be required because, among other reasons, the program may be considered to be among affiliated parties. If the proposed amendments to the Fund's fundamental investment policies are approved by Shareholders, the proposed interfund lending program will be implemented only to the extent permitted by rule or by order of the SEC. If SEC permission is not granted, the Funds will not be able to implement the interfund lending program even though Shareholders have approved the proposal. No prediction can be made as to whether the SEC would grant such permission.

     Other Changes.  Under the proposed amended borrowing investment policy a
     -------------
Fund will be permitted to: (1) borrow from banks, affiliated investment companies and other persons (if permitted by the SEC) in amounts up to 33-1/3% of its total assets or such other percentage permitted by law; and (2) borrow up to an additional 5% of its total assets for temporary purposes. In addition, the amended borrowing policy states expressly that a Fund may obtain short-term credits as necessary for the clearance of portfolio securities transactions and may purchase securities on margin. Under the proposed amended policy, borrowings are not limited to extraordinary or emergency purposes or to enable the Trust to meet redemption requests, but may be used for investment leverage purposes. Finally, the amended policy expressly provides that a Fund will not issue senior securities to the extent such issuance would violate applicable law. These changes are intended to ensure that the Funds have the maximum borrowing flexibility allowed by law.

     Current and Proposed Fundamental Investment Policies.  The Funds' current
     ----------------------------------------------------
fundamental investment policies relating to borrowing and lending are as follows:

               (1)  Borrowing.  No Fund may borrow money (other than pursuant to
                    ---------
     reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of a Fund's total assets or
     (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of a Fund by enabling Northern Funds to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Fund fall below 300% of its borrowings, Northern Funds will reduce the borrowings of such Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Funds may not enter into reverse repurchase agreements exceeding in the aggregate one-third of their respective total assets, and will not issue senior securities except as stated in their Prospectus or Statement of Additional Information.

          (2)  Lending.  No Fund may make loans, except (a) through the purchase
               -------
     of debt obligations in accordance with the Fund's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     As amended, the Funds' fundamental investment policies relating to borrowing and lending will provide as follows:

          (1)  Borrowing.  No Fund may borrow money, except that to the extent
               ---------
     permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes,
     (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

          (2)  Lending.  No Fund may make loans, except through (a) the purchase
               -------
     of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) an interfund lending program with other affiliated funds.


                                 PROPOSAL 5(C)

                  INVESTMENT POLICY ON ISSUER DIVERSIFICATION
                            (ALL DIVERSIFIED FUNDS)

     To be diversified under the 1940 Act, a Fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A Fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, certain repurchase agreements, U.S. Government securities or securities of other investment companies. Currently, the fundamental investment policy concerning issuer diversification for each Fund, except the International Fixed Income, California Municipal Money Market, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt and Market Command Funds (which are non-diversified), is narrower than the 1940 Act restrictions in not listing as exclusions cash, cash items or (for some Funds) securities of other investment companies. The proposal simplifies the wording of the current policy. As proposed, the policy would require diversification only to the extent required under the 1940 Act. Additional diversification requirements are imposed upon the Funds to be treated as money market funds and as regulated investment companies for federal tax purposes. These requirements are not required to be reflected in the proposed investment policy and will not be affected by the proposal. The Trustees, therefore, recommend that the Shareholders of each diversified Fund approve the following investment restriction in lieu of its current fundamental policy:

     The Fund may not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.


                                 PROPOSAL 5(D)

                        INVESTMENT POLICY ON MORTGAGING
                   (ALL FUNDS EXCEPT THE MARKET COMMAND FUND)

     To comply with state securities laws in effect at the time of their organization, the Funds adopted a fundamental investment policy limiting their ability to mortgage or pledge assets. More particularly, this policy provides that the Funds may not "mortgage, pledge, or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings."

     This investment policy does not, however, apply to the following Fund that commenced operations after the time that states lost their authority to regulate mutual fund investments: Market Command Fund.

     The Trustees believe that because this investment policy is no longer required and is obsolete, the investment restriction should be eliminated.

                                 PROPOSAL 5(E)

                      INVESTMENT POLICY ON PUTS AND CALLS
     (ALL FUNDS EXCEPT THE TAX-EXEMPT MONEY MARKET, SHORT-INTERMEDIATE U.S. GOVERNMENT, CALIFORNIA INTERMEDIATE TAX-EXEMPT, ARIZONA TAX-EXEMPT, HIGH YIELD
MUNICIPAL, HIGH YIELD FIXED INCOME, SMALL CAP INDEX, SMALL CAP GROWTH AND MARKET
                                 COMMAND FUNDS)

     To comply with state securities laws in effect at the time of their organization, many of the Funds also adopted a fundamental investment policy limiting their ability to write certain put and call options. More particularly, this policy provides that these Funds may not "write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities; futures contracts; options on futures contracts; forward currency exchange contracts; short sales against the box; interest rate and currency swaps; and pair-off transactions."

     This investment policy does not, however, apply to the following Funds that commenced operations after the time that states lost their authority to regulate mutual fund investments: the Tax-Exempt Money Market Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, High Yield Municipal Fund, High Yield Fixed Income Fund, Small Cap Index Fund, Small Cap Growth Fund and MarketPower Fund. In addition, this restriction does not apply to any type of option, futures contract, forward contract, short sale, swap or pair-off transaction unless it involves a put, call or combination thereof written by a Fund.

     The Trustees believe that because this investment policy is no longer required, is obsolete and is inconsistent with the investment policy of those Funds that have been recently organized, the investment restriction should be eliminated for all of the Funds.


                                 PROPOSAL 5(F)

                   INVESTMENT POLICY ON MUNICIPAL INVESTMENTS
                     (TAX-EXEMPT AND MUNICIPAL FUNDS ONLY)

     As a matter of fundamental policy, the Tax-Exempt Money Market, Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds (the "Tax-Exempt and Municipal Funds") are required to derive at least 80% of their respective annual gross incomes from municipal instruments except in extraordinary circumstances. Municipal instruments are debt instruments, the interest on which is, in the opinion of counsel (if any), exempt from regular Federal income tax. The Trustees recommend that the Shareholders of the Tax-Exempt and Municipal Funds approve the amendment of this fundamental policy to provide that these Funds will invest at least 80% of their respective net assets in municipal instruments.

     Northern Trust believes that this revision will simplify calculations of the Tax-Exempt and Municipal Funds' holdings. A policy based upon a percentage of a Fund's net assets will be easier to monitor and control than a policy based upon a percentage of income since a Fund's income can vary due to a variety of factors. SHAREHOLDERS SHOULD NOTE THAT THE PROPOSED AMENDMENT TO THE TAX-EXEMPT AND MUNICIPAL FUNDS' FUNDAMENTAL POLICY DOES NOT INVOLVE ANY CHANGE IN THE INVESTMENT OBJECTIVES OF THESE FUNDS.

     The Board of Trustees recommends that Shareholders approve the proposal to amend the Tax-Exempt and Municipal Funds' fundamental policy to provide as follows:

          As a matter of fundamental policy, at least 80% of the net assets of each Tax-Exempt and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities.

BOARD OF TRUSTEES' RECOMMENDATION

     The Trustees believe that each proposed amendment to the Funds' fundamental investment policies will more clearly reflect current regulatory practice, will increase investment management flexibility and will clarify and simplify the policies.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDED INVESTMENT POLICIES.

REQUIRED VOTE

     Approval of each proposed amendment to a Fund's fundamental investment policies requires the affirmative vote of a 1940 Act Majority of that Fund's outstanding Shares (described in Proposal 3). If a proposed amendment is not approved with respect to a Fund, the corresponding current investment policy will continue in effect unchanged for that Fund.


                             ADDITIONAL INFORMATION

OTHER BUSINESS

     As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy(ies) will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE MEETING

     A Proxy is revocable by a Shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal office), by executing a superseding Proxy or by attending the Meeting and voting in person. All valid Proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on a Proxy and, if no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

     In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal(s). Any such adjournment will require the affirmative vote of a majority of the Shares of the Trust (or the affected
Fund) present and voting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those Proxies required to be voted against any such proposal against any such adjournment. A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement with respect to one or more Funds prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

     A majority of the Shares entitled to vote with respect to a proposal will be a quorum for the transaction of business with respect to that proposal at the Meeting, but any lesser number will be sufficient for adjournments. Abstentions will be treated as Shares that are present at the Meeting, but will not be counted as a vote at the Meeting. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against Proposals 3 through 5(A)-(F). If a broker or nominee holding Shares in "street name" indicates on the Proxy that it does not have discretionary authority to vote as to a particular proposal, those Shares will not be considered as present at the Meeting with respect to the proposal. Accordingly, a "broker non-vote" may affect the Trust's ability to achieve a quorum at the Meeting, and will also have the same effect as a vote against Proposals 3 through 5(A)-(F).

     Appendix B hereto sets forth the persons who owned beneficially more than 5% of the Shares of any Fund as of [date], the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company
is presumed to "control" such company.   (As shown in Appendix B, on the Record
Date Northern Trust was the beneficial owner of a majority of the outstanding Shares of the various Funds because it possessed sole or shared voting power and/or investment power with respect to Shares on behalf of its customer accounts.) Northern Trust has advised the Trust that it intends to vote the Shares over which it has voting power "FOR" and "WITHHOLD ALL" in the election of each Trustee named in Proposal 1 in the same proportions as the total votes that are cast "FOR" and "WITHHOLD ALL" in such election by the other Shareholders of the Trust. Northern Trust has further advised the Trust that it intends to vote the Shares over which it has voting power "FOR" each of the other proposals listed in this Proxy Statement. (In certain instances, the votes cast by Northern Trust will be sufficient to approve the proposal regardless of the votes cast by other Shareholders of a Fund.)

MANNER AND COST OF PROXY SOLICITATION

     Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of Northern Trust, PFPC and by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Shares of the Trust. Northern Trust may engage an independent proxy solicitation firm to assist it in soliciting proxies.

     Each Fund will bear its allocable portion of proxy solicitation expenses, including the cost of preparing and assembling materials used in connection with the solicitation of proxies. Northern Trust will bear all other mailing expenses associated with the solicitation of proxies and will reimburse correspondent banks, brokers and other similar record holders who have not entered into Shareholder Servicing Agreements for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

SHAREHOLDER PROPOSALS

     Neither the Massachusetts Trust nor the Delaware Trust is required, nor does either intend, to hold annual meetings of Shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Trustees holding office has been elected by the Shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding Shares). Any Shareholders desiring to present a proposal for consideration at the next meeting for Shareholders of their Fund must submit the proposal in writing so that it is received by the appropriate Fund within a reasonable time before any meeting.

INFORMATION ABOUT DISTRIBUTOR AND CO-ADMINISTRATOR

     Northern Funds Distributors LLC, the Trust's Distributor, has offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. PFPC Inc., the Trust's Co-Administrator, has offices at 4400 Computer Drive, Westborough, Massachusetts 01581.

INFORMATION ABOUT THE TRUST

     The Trust currently has, and the Delaware Trust will have, its principal office at 50 South LaSalle Street, Chicago, Illinois 60675.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

January __, 2000

                                   APPENDIX A

     As of [date], each Fund had the following number of Shares outstanding:

FUND                                                       OUTSTANDING SHARES
----                                                       ------------------

                                   APPENDIX B

     As of [date], The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding Shares of each Fund as follows:

                                                    AMOUNT AND PERCENTAGE OF
                                                       OUTSTANDING SHARES
                                                -------------------------------
                                                  AMOUNT OF         PERCENTAGE
FUND                                                SHARES        OF SHARES (%)
----                                            -------------     -------------

     In addition, as of [date], the following persons or entities owned beneficially more than 5% of the outstanding Shares of the following Funds:


                                                    AMOUNT AND PERCENTAGE OF
                                                       OUTSTANDING SHARES
                                                -------------------------------
                                                  AMOUNT OF         PERCENTAGE
SHAREHOLDER NAME AND ADDRESS                        SHARES        OF SHARES (%)
----------------------------                    -------------     -------------



                                       APPENDIX C

As of November 30, 1999, the Nominees and officers of the Trust owned beneficially Shares of the Funds as set forth below.

                    Name of                 Amount            Percentage
Fund                Beneficial Owner        of Shares         of Shares     %
----                -----------------       --------------    ----------------
Growth Equity<F2>   Raymond E. George       310,142<F8>       <F1>
                    Michael E. Murphy       9,639<F8>         <F1>
                    Stephen B. Timbers      10,193            <F1>

Mid Cap Growth<F3>  Edward J. Condon, Jr.   4,292             <F1>
                    William J. Dolan, Jr.   1,453             <F1>
                    Raymond E. George       20,869<F8>        <F1>

Select Equity<F4>   Edward J. Condon, Jr.   1,684             <F1>
                    Michael E. Murphy       6,531<F8>         <F1>
                    Stephen B. Timbers      12,176            <F1>

Small Cap           Michael E. Murphy       6,255<F8>         <F1>

Small Cap           Raymond E. George       11,681<F8>        <F1>
Growth<F5>          Stephen B. Timbers      16,820            <F1>

Stock Index         Stephen B. Timbers      87,691            <F1>

Technology<F6>      Edward J. Condon, Jr.   1,765             <F1>
                    William J. Dolan, Jr.   221               <F1>
                    Michael E. Murphy       1,371<F8>         <F1>
                    Stephen B. Timbers      9,082

International       Stephen B. Timbers      9,260             <F1>
Growth

International       Edward J. Condon, Jr.   2,778             <F1>
Select Equity

Tax-Exempt          Stephen B. Timbers      30,431            <F1>

High Yield          Stephen B. Timbers      10,858            <F1>
Municipal

High Yield          Stephen B. Timbers      11,835            <F1>
Fixed Income

Money Market<F7>    Richard G. Cline                          <F1>
                    Raymond E. George       106,810<F8>       <F1>
                    Stephen B. Timbers      7,748             <F1>

Municipal           Raymond E. George       7,891<F8>         <F1>
Money Market

Tax-Exempt          William J. Dolan, Jr.   14,606            <F1>
Money Market

--------------------------------------------------------------------------------
<F1> Less than 1% of the Fund's outstanding shares.
<F2> The total number of Shares beneficially owned by Messrs. George, Murphy and
     Timbers together was 329,974, which is less than 1% of the Fund's outstanding Shares.
<F3> The total number of Shares beneficially owned by Messrs. Condon, Dolan,
     George and Timbers was 39,664, which is less than 1% of the Fund's outstanding Shares.
<F4> The total number of Shares beneficially owned by Messrs. Condon, Murphy and
     Timbers together was 20,391, which is less than 1% of the Fund's outstanding Shares.
<F5> The total number of Shares beneficially owned by Messrs. George and Timbers was 20,501, which is less than 1% of the Fund's outstanding Shares.
<F6> The total number of Shares beneficially owned by Messrs. Condon, Dolan,
     Murphy and Timbers was 12,439, which is less than 1% of the Fund's outstanding Shares.
<F7> The total number of Shares beneficially owned by Messrs. Cline, George and
     Timbers was __________, which is less than 1% of the Fund's outstanding Shares.
<F8> The Nominee shares voting and investment power over these Shares with another person.

                                   APPENDIX D

                             AGREEMENT AND PLAN OF
                   REORGANIZATION, CONVERSION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is made as of the ___th day of January, 2000, by and between Northern Funds, a Massachusetts business trust (the "Registrant"), on behalf of each of its series (each a "Fund" and collectively the "Funds"), and Northern Funds (the "Trust"), a Delaware business trust.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Fund as a new series of the Trust (each a "Successor Fund" and collectively the "Successor Funds"). Each Reorganization will include the transfer of all of the assets of a Fund to a corresponding Successor Fund of the Trust solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Fund and (2) the issuance by the Trust to the Fund of shares of beneficial interest (herein referred to as "Shares") of the Successor Fund. The aggregate number of Shares of each subseries (hereafter "class") of the Successor Fund (the "Successor Fund Shares") issued to the Fund will be equal to the number of shares of beneficial interest ("Shares") of the corresponding Fund class outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by each Fund of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Fund Shares in exchange for those Fund Shares, in liquidation of each Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to a corresponding Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Fund. The Trust, on behalf of each Successor Fund, agrees that in exchange for all of the assets of the corresponding Fund: (1) the Successor Fund shall assume all of the liabilities of such Fund, whether contingent or otherwise, then existing including, without limitation, all fees and expenses incurred in connection with the transactions contemplated hereby and (2) the Trust shall issue Successor Fund Shares to the Fund. The number of Successor Fund Shares of each class to be issued by the Trust on behalf of each Successor Fund will be identical to the number of Shares of the corresponding class and Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

     1.2 The assets of each Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.

     1.3 Immediately after delivery to each Fund of corresponding Successor Fund Shares, a duly authorized officer of Registrant shall cause each Fund, as the sole Shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Trust; (ii) ratify the selection of the Trust's independent auditors; (iii) approve an investment advisory agreement for the Successor Fund in substantially the same form as the investment advisory agreement in effect with respect to the Fund immediately prior to the Closing of the reorganization, and (iv) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Fund immediately prior to the Closing of the reorganization, including any changes thereto approved by the Shareholders of the Fund at the meeting of Shareholders scheduled for March __, 2000 (the "Shareholder Meeting").

     1.4 On the Closing Date each Fund will distribute in liquidation the Successor Fund Shares of each class to each Shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Fund pro rata in proportion to such Shareholder's beneficial interest in that class and in exchange for that Shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Fund on the Share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Funds which is due to such Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

     1.5 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of The Northern Trust Company ("Northern Trust"), as the Trust's transfer agent.

     1.6 Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Fund Shares on the books of any Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer.

     1.7 The legal existence of each Fund and the Registrant shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Fund and the Registrant shall not conduct any business except in connection with its liquidation and termination.

2.   VALUATION

     2.1 The value of each Fund's assets to be acquired by the Trust on behalf of the corresponding Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus(es) on the Closing Date using the valuation procedures set forth in the Fund's current prospectus(es) and statement of additional information.

     2.2 The value of full and fractional Successor Fund Shares of each class to be issued in exchange for each Fund's assets shall be equal to the value of the net assets of the corresponding class of such Fund on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Fund Shares outstanding on the Closing Date.

     2.3 All computations of value shall be made by Northern Trust (the "Custodian"), as custodian for the Funds and the Trust.

3.   CLOSING AND CLOSING DATE

     3.1 The transfer of each Fund's assets in exchange for the assumption by the corresponding Successor Fund of the Fund's liabilities and the issuance of Successor Fund Shares to the Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of [location] on March 31, 2000 ("Closing Date"), or at such other place or date as the parties may agree in writing.

     3.2 At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Registrant represents and warrants, on behalf of itself and each Fund, as follows:

          4.1A.   At the Closing Date, Registrant, on behalf of the Funds, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Funds, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Funds will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          4.1B.   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Registrant. This Agreement constitutes a valid and binding obligation of Registrant and each Fund enforceable in accordance with its terms, subject to the approval of each Fund's Shareholders;

          4.1C.   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Registrant, on behalf of the Funds, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

          4.1D.   The Registrant will file with the Securities and Exchange
     Commission ("SEC") proxy materials (the "Proxy Statement") complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of its Shareholders to be called to consider and act upon the transactions contemplated herein.

     4.2 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

          4.2A.   Successor Fund Shares issued in connection with the
     transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

          4.2B. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Fund enforceable against the Trust and each Successor Fund in accordance with its terms;

          4.2C.   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Funds of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

          4.2D.   The Trust, on behalf of the Successor Funds, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT, THE FUNDS, THE TRUST AND THE SUCCESSOR FUNDS

     The obligations of Registrant, the Funds, the Trust and the Successor Funds are each subject to the conditions that on or before the Closing Date:

     5.1 This Agreement and the transactions contemplated herein shall have been approved by the Trustees of the Registrant and the Trust and by the requisite vote of the Registrant's Shareholders;

     5.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or Registrant to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, Funds, Registrant or Successor Funds, provided that either party hereto may waive any of such conditions for itself or its respective series;

     5.3 The Registrant and the Trust shall have received on or before the Closing Date an opinion of Drinker Biddle & Reath LLP satisfactory to them, substantially to the effect that for federal income tax purposes:

          5.3A.   The transfer of all of the assets and liabilities of each Fund to its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund, followed by the distribution in liquidation by the Fund of such Successor Fund Shares to the Fund Shareholders in exchange for their Fund Shares and the termination of the Fund, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          5.3B.   No gain or loss will be recognized by any Fund upon (i) the transfer of all of its assets to its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of the Fund's liabilities and (ii) the distribution by the Fund of such Successor Fund Shares to the Fund Shareholders;

          5.3C.   No gain or loss will be recognized by any Successor Fund upon its receipt of all of the corresponding Fund's assets solely in exchange for the issuance of the Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund;

          5.3D.   The tax basis of the assets acquired by a Successor Fund from its corresponding Fund will be, in each instance, the same as the tax basis of those assets in the Fund's hands immediately prior to the transfer;

          5.3E.   The tax holding period of the assets of each Fund in the hands of its corresponding Successor Fund will, in each instance, include the Fund's tax holding period for those assets;

          5.3F.   Each Fund's Shareholders will not recognize gain or loss upon the exchange of all of their Shares of the Fund solely for Successor Fund Shares as part of the transaction;

          5.3G.   The tax basis of the Successor Fund Shares received by Fund
     Shareholders in the transaction will be, for each Shareholder, the same as the tax basis of the Fund Shares surrendered in exchange therefor; and

          5.3H.   The tax holding period of the Successor Fund Shares received by Fund Shareholders will include, for each Shareholder, the tax holding period for the Fund Shares surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the exchange.

     The Registrant and the Trust each agree to make and provide representations with respect to the Funds and the Successor Funds, respectively, that are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Drinker Biddle & Reath LLP believes to be material to the Reorganization.

6.   BROKERAGE FEES

     The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Funds, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

7.   TERMINATION

     This Agreement may be terminated by the mutual agreement of the Trust and Registrant and the parties may abandon the reorganization contemplated hereby, notwithstanding approval thereof by the Shareholders of the Registrant, at any time prior to Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.

8.   AMENDMENT

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Fund's Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to that Fund's Shareholders under this Agreement to the detriment of such Fund Shareholders without their further approval. Without limiting the foregoing, in the event Shareholder approval of this Agreement and the transactions contemplated herein is obtained with respect to one or more Funds but not with respect to other Funds, with the result that the transactions contemplated by this Agreement may be consummated with respect to one or more, but not all, of the Funds, the Board of Trustees of the Registrant may, in the exercise of its sole and unilateral discretion, determine to either abandon this Agreement with respect to all of the Funds or direct that the transactions described herein be consummated to the degree the Board deems advisable and to the degree such transactions may be lawfully effected.

9.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

     9.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     9.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.5 All persons dealing with the Trust, the Funds, Registrant or the Successor Funds must look solely to the property of the Trust, the Funds, Registrant or the Successor Funds, respectively, for the enforcement of any claims against the Trust, the Funds, Registrant or the Successor Funds, as neither the Trustees, officers, agents nor Shareholders of the Trust or Registrant assume any personal liability for obligations entered into on behalf of the Trust or Registrant, respectively. No series of Registrant or the Trust shall be responsible for any obligations assumed by or on behalf of any other series of Registrant or the Trust under this Agreement.

     9.6 The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Section 1.7.

     9.7 The Trust or the Registrant, after consultation with their respective counsel and by consent of their respective Boards of Trustees, Executive Committees or an officer authorized by such Boards of Trustees, may waive any condition to their respective obligations hereunder if, in their or such officer's judgment, such waiver will not have a material adverse effect on the interests of the Shareholders of the Trust and the Registrant.

10.  NOTICES

     Any notice, report statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Registrant or the Trust, each at [address], Attention: Secretary.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                         [SIGNATURE LINES OMITTED]


XXXXX

                           VOTE THIS PROXY CARD TODAY

                                 NORTHERN FUNDS
                            50 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS  60675

                             [INDIVIDUAL FUND NAME]
                        SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE ABOVE-
REFERENCED FUND OF THE TRUST TO BE HELD ON MARCH    , 2000 AT 9:30 A.M. (CHICAGO
                                                 ---
TIME) IN THE OFFICES LOCATED AT
                                ---------------------------------------------.

The undersigned hereby appoints                    and                   and
                                -------------------    ------------------
each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all shares of common stock of the above-referenced Fund held of record by the undersigned on the record date for the Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

Proposal 1
Election of Trustee

    FOR ALL NOMINEES LISTED BELOW (EXCEPT        WITHHOLD AUTHORITY TO VOTE
--- AS MARKED TO THE CONTRARY BELOW)         --- FOR ALL NOMINEES LISTED BELOW.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS OR HER NAME IN THE LIST BELOW:

Richard G. Cline, Edward J. Condon, Jr., Wesley M. Dixon, William J. Dolan, John
W. English, Raymond E. George, Jr., Sandra Polk Guthman, Michael E. Murphy, Mary Jacobs Skinner, William H. Springer, Richard P. Strubel, Stephen B. Timbers.

                                               FOR        AGAINST     ABSTAIN
Proposal 2
To ratify or reject the selection of Arthur    ---          ---         ---
Andersen LLP as the Trust's independent
accountants for its fiscal year ending
March 31, 2000.

                                              FOR        AGAINST     ABSTAIN

Proposal 3
To approve an Agreement and Plan of           ---          ---         ---
Reorganization pursuant to which each
Fund will be reorganized as a portfolio
of Northern Funds, a Delaware business
trust.

                                              FOR        AGAINST     ABSTAIN
Proposal 4
To approve a new fundamental investment       ---          ---         ---
policy regarding investments in other
investment company securities and a
related amendment to the Trust's
Declaration of Trust.

                                              FOR        AGAINST     ABSTAIN

Proposals 5(A)-(F)
To approve amendments to the fundamental
investment policies of the specified Funds:
    A) With respect to all Funds, the
       investment policy on commodities;      ---          ---         ---
    B) With respect to all Funds, the
       investment policies on borrowing
       and lending;                           ---          ---         ---
    C) With respect to all Diversified
       Funds, the investment policy on
       issuer diversification;                ---          ---         ---
    D) With respect to all Funds except
       the MarketCommand Fund, the
       investment policy on mortgaging;       ---          ---         ---
    E) With respect to all Funds except
       the Tax-Exempt Money Market, Short-
       Intermediate U.S. Government,
       California Intermediate Tax-Exempt,
       Arizona Tax-Exempt, High Yield
       Municipal, High Yield Fixed Income,
       Small Cap Index, Small Cap Growth
       and MarketCommand Funds, the
       investment policy on puts and
       calls; and                            ---          ---         ---
    F) With respect to the Tax-Exempt and
       Municipal Funds only, the investment
       policy on municipal investments.      ---          ---         ---


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT DATED JANUARY    , 2000.
                                                                ---
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                  ----------------------------
                                                  Signature(s), (Title(s), if
                                                  applicable)

                                                  Please sign above exactly as
                                                  name(s) appear(s) hereon.
                                                  Corporate or partnership
                                                  proxies should be signed in
                                                  full corporate or partnership
                                                  name by an authorized officer.
                                                  Each joint owner should sign
                                                  personally.  When signing as a
                                                  fiduciary, please give full
                                                  title as such.

                                                  DATE:                , 2000
                                                       ----------------

XXXXX


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                   VALID SIGNATURES
-------------                                  -----------------

CORPORATE ACCOUNTS

(1)   ABC Corp..................................ABC Corp.
(2)   ABC Corp................................  John Doe , Treasurer
(3)   ABC Corp.
        c/o John Doe, Treasurer...............  John Doe
(4)   ABC Corp. Profit Sharing Plan...........  John Doe, Treasurer

TRUST ACCOUNTS

(1)   ABC Trust...............................  Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
        u/t/d 12/28/78........................  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)   John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA.........  John B. Smith
(2)   John B. Smith...........................  John B. Smith, Jr., Executor